                        UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF _____________

IN RE:                                  )         CHAPTER 11
                                        )
ZENITH ELECTRONICS CORPORATION          )         CASE NO. 98 - ____ (___)
                                        )
          DEBTOR.                       )

               BALLOT FOR ACCEPTING OR REJECTING THE PREPACKAGED
              PLAN OF REORGANIZATION DATED ____________, 1998 OF
                        ZENITH ELECTRONICS CORPORATION

                         CLASS 4 - BANK LENDER CLAIMS

                      PLEASE READ AND FOLLOW THE ENCLOSED
          VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BALLOT.

              PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
             YOUR ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN.


--------------------------------------------------------------------------------
 . THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO GEORGESON & COMPANY INC. ____________________ (THE "SOLICITATION AGENT"). THIS BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ______________, 1998 (THE "EXPIRATION DATE"), UNLESS THE COMPANY, IN ITS SOLE DISCRETION, EXTENDS OR WAIVES THE PERIOD DURING WHICH BALLOTS WILL BE ACCEPTED BY THE COMPANY, IN WHICH CASE THE TERM "EXPIRATION DATE" FOR SUCH SOLICITATION SHALL MEAN THE LAST TIME AND DATE TO WHICH SUCH SOLICITATION IS EXTENDED.
--------------------------------------------------------------------------------

     All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Prepackaged Plan of Reorganization dated _____________, 1998 of Zenith Electronics Corporation (the "Prepackaged Plan").

ITEM 1.   AMOUNT AND TYPE OF CLAIM.

     The undersigned is the beneficial holder of the Company holding a Class 4 Claim in the aggregate outstanding amount of $___________.

ITEM 2.   CERTIFICATIONS.

     By signing this Ballot, the undersigned certifies:

          (i) to the Bankruptcy Court and the Company that either (a) such person or entity is the beneficial interest holder of the Claims or securities being voted or (b) such person or entity is an authorized signatory for someone or some entity that or which is a beneficial interest holder of the Claims or securities being voted;

          (ii) to the Bankruptcy Court and the Company that such person or entity (or in the case of an authorized signatory, the beneficial interest holder) has received a copy of the Disclosure Statement and Solicitation Materials and will acknowledge that the Solicitation is being made pursuant to the terms and conditions set forth therein;

          (iii) to the Bankruptcy Court and the Company that either (a) such person or entity has not submitted any other Ballots for such Class of Claims, as the case may be, held in other accounts or other registered names or (b) such person or entity has disclosed on each Ballot completed by such person or entity the existence of Claims in the same Class held in other accounts or other registered names, and the submission of other Ballots for such Claims;

          (iv) to the Bankruptcy Court and the Company that such person or entity has cast the same vote on every Ballot completed by such person or entity with respect to holdings in a single Class of Claims;

          (v) that no other Ballots with respect to the amount of the Claims identified in Item 1 have been cast or, if any other Ballots have been cast with respect to such Claims, such earlier Ballots are hereby revoked; and

          (vi) that such person or entity (or in the case of an authorized signatory, the beneficial interest holder) be treated as the record holder of such Claims for purposes of voting on the Prepackaged Plan.

ITEM 3.   CLASS 4 VOTE.

     The holder of the Class 4 Claim set forth in Item 1, votes (please check one):

     [_]    To ACCEPT the Prepackaged Plan    [_] To REJECT the Prepackaged Plan

           THE BOARD OF DIRECTORS OF ZENITH ELECTRONICS CORPORATION
                RECOMMENDS THAT YOU ACCEPT THE PREPACKAGED PLAN
        BY CHECKING THE "TO ACCEPT THE PREPACKAGED PLAN" BOX IN ITEM 3.


Dated:______________
                         Name of Voter:_________________________________________
                                       (Print or Type)

                         Social Security or Tax I.D. No.________________________


                         Signature:_____________________________________________


                         By:____________________________________________________
                            (If Appropriate)

                         Title:_________________________________________________
                               (If Appropriate)

                         Street Address:________________________________________


                         City, State and Zip Code:______________________________

                              VOTING INSTRUCTIONS

                        PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY

                       YOUR BALLOT MUST BE RECEIVED BY:

          BALLOT TABULATION CENTER - ZENITH ELECTRONICS CORPORATION:
                           GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                               NEW YORK, NY 10005
                              ATTN.: TABULATIONS

                     BY 5:00 P.M. NEW YORK CITY TIME ON OR
          BEFORE ____________, 1998, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meaning ascribed to them in the Prepackaged Plan of Reorganization dated ___________, 1998 of Zenith Electronics Corporation (the "Prepackaged Plan").

2. The Prepackaged Plan can be confirmed by the Bankruptcy Court, and therefore made binding on you, if it is accepted by the holders of two-thirds in amount and more than one-half in number of debt claims in each impaired debt class voting on the Prepackaged Plan. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Prepackaged Plan in the boxes provided in Item 3 of the Ballot, and (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Georgeson & Company Inc.________________________________ (the
"Solicitation Agent") by 5:00 p.m., New York City Time on or before _______________, 1998 (the "Expiration Date"). If a Ballot is received after the Expiration Date, it will not be counted. THE METHOD OF DELIVERY OF BALLOTS TO BE SENT TO THE SOLICITATION AGENT IS AT THE ELECTION AND RISK OF EACH HOLDER OF A CLAIM. Except as otherwise provided herein, such delivery will be deemed made only when the original executed Ballot is actually received by the Solicitation Agent. Instead of effecting delivery by mail, it is recommended, though not required, that such holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. DELIVERY OF A BALLOT BY FACSIMILE, E-MAIL OR ANY OTHER ELECTRONIC MEANS WILL NOT BE ACCEPTED. NO BALLOT SHOULD BE SENT TO THE COMPANY, ANY INDENTURE TRUSTEE, OR THE COMPANY'S FINANCIAL OR LEGAL ADVISORS.

4. If multiple Ballots are received from an individual holder of Claims with respect to the same Claims prior to the Expiration Date, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Prepackaged Plan and to determine the alleged amount of a beneficial holder's claim. Accordingly, at this time, creditors should not surrender certificates or instruments
                            ---
representing or evidencing their Claims, and neither the Company nor the Solicitation Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your notes or other evidence of your claims for exchange pursuant to the Prepackaged Plan may only be made by you, and will only be accepted if certificates or instruments representing your Claims (in proper form for transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Prepackaged Plan or as notified following confirmation of the Prepackaged Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims or Equity Interests in more than one class under the Prepackaged Plan, you may receive more than one Ballot coded for each different Class. Each Ballot votes only your claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Solicitation Agent by no later than 5:00 p.m., New York City Time, on or before the Expiration Date. If you believe you have received the wrong Ballot, please contact the Solicitation Agent or your broker or bank immediately.

                       PLEASE MAIL YOUR BALLOT PROMPTLY!
                       ---------------------------------

                IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT
                           OR THE VOTING PROCEDURES,
             PLEASE CALL THE SOLICITATION AGENT AT 1-800-223-2064.

                        UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF _____________

IN RE:                                  )         CHAPTER 11
                                        )
ZENITH ELECTRONICS CORPORATION          )         CASE NO. 98 - ____ (___)
                                        )
          DEBTOR.                       )

               BALLOT FOR ACCEPTING OR REJECTING THE PREPACKAGED
              PLAN OF REORGANIZATION DATED ____________, 1998 OF
                        ZENITH ELECTRONICS CORPORATION

                  CLASS 6 - OLD SUBORDINATED DEBENTURE CLAIMS
          (HOLDERS OF 6 1/4% CONVERTIBLE SUBORDINATED NOTES DUE 2011)

                      PLEASE READ AND FOLLOW THE ENCLOSED
          VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BALLOT.

              PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
             YOUR ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN.


--------------------------------------------------------------------------------
 .    THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO
     GEORGESON & COMPANY INC. ____________________ (THE "SOLICITATION AGENT"). THIS BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ______________, 1998 (THE "EXPIRATION DATE"), UNLESS THE COMPANY, IN ITS SOLE DISCRETION, EXTENDS OR WAIVES THE PERIOD DURING WHICH BALLOTS WILL BE ACCEPTED BY THE COMPANY, IN WHICH CASE THE TERM "EXPIRATION DATE" FOR SUCH SOLICITATION SHALL MEAN THE LAST TIME AND DATE TO WHICH SUCH SOLICITATION IS EXTENDED.
--------------------------------------------------------------------------------

          All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Prepackaged Plan of Reorganization dated _____________, 1998 of Zenith Electronics Corporation (the "Prepackaged Plan").

ITEM 1.   AMOUNT AND TYPE OF CLAIM.

          The undersigned is the beneficial holder of the Company holding a Class 6 Claim in the aggregate outstanding amount of $___________.

ITEM 2.   DESCRIPTION OF CLASS 6 CLAIMS.

     Please provide the information required by this Item 2 in the following table (use additional sheets of paper if necessary):

Names of Holder*    Account Number**    Face Amount of Notes Held
--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------

Total Amount of Claims                  $___________________________
                                           (must be same as Item 1)

* Insert your name if the Class 6 Claims are held by you in record name, or, if held by a broker or bank (or agent thereof), insert the name of the broker or bank (or agent thereof) through which you own the Class 6 Claims.

** Please indicate the account number of the broker or bank where the account is held.

ITEM 3.   CERTIFICATIONS.

     By signing this Ballot, the undersigned certifies:

          (i) to the Bankruptcy Court and the Company that either (a) such person or entity is the beneficial interest holder of the Claims or securities being voted or (b) such person or entity is an authorized signatory for someone or some entity that or which is a beneficial interest holder of the Claims or securities being voted;

          (ii) to the Bankruptcy Court and the Company that such person or entity (or in the case of an authorized signatory, the beneficial interest holder) has received a copy of the Disclosure Statement and Solicitation Materials and will acknowledge that the Solicitation is being made pursuant to the terms and conditions set forth therein;

          (iii) to the Bankruptcy Court and the Company that either (a) such person or entity has not submitted any other Ballots for such Class of Claims, as the case may be, held in other accounts or other registered names or (b) such person or entity has disclosed on each Ballot completed by such person or entity the existence of Claims in the same Class held in other accounts or other registered names, and the submission of other Ballots for such Claims;

          (iv) to the Bankruptcy Court and the Company that such person or entity has cast the same vote on every Ballot completed by such person or entity with respect to holdings in a single Class of Claims;

          (v) that no other Ballots with respect to the amount of the Claims identified in Item 1 have been cast or, if any other Ballots have been cast with respect to such Claims, such earlier Ballots are hereby revoked; and

          (vi) that such person or entity (or in the case of an authorized signatory, the beneficial interest holder) be treated as the record holder of such Claims for purposes of voting on the Prepackaged Plan.

ITEM 4.   CLASS 6 VOTE.

     The holder of the Class 6 Claim set forth in Item 1, votes (please check one):

     [_]    To ACCEPT the Prepackaged Plan    [_] To REJECT the Prepackaged Plan

           THE BOARD OF DIRECTORS OF ZENITH ELECTRONICS CORPORATION
                RECOMMENDS THAT YOU ACCEPT THE PREPACKAGED PLAN
        BY CHECKING THE "TO ACCEPT THE PREPACKAGED PLAN" BOX IN ITEM 4.

Dated:_____________
                         Name of Voter:_________________________________________
                                       (Print or Type)

                         Social Security or Tax I.D. No.________________________

                         Signature:_____________________________________________

                          By:___________________________________________________
                            (If Appropriate)

                         Title:_________________________________________________
                               (If Appropriate)

                         Street Address:________________________________________

                         City, State and Zip Code:______________________________

                              VOTING INSTRUCTIONS

                        PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY

                       YOUR BALLOT MUST BE RECEIVED BY:

          BALLOT TABULATION CENTER - ZENITH ELECTRONICS CORPORATION:
                           GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                              NEW YORK, NY 10005
                              ATTN.: TABULATIONS

                     BY 5:00 P.M. NEW YORK CITY TIME ON OR
          BEFORE ____________, 1998, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meaning ascribed to them in the Prepackaged Plan of Reorganization dated ___________, 1998 of Zenith Electronics Corporation (the "Prepackaged Plan").

2. The Prepackaged Plan can be confirmed by the Bankruptcy Court, and therefore made binding on you, if it is accepted by the holders of two-thirds in amount and more than one-half in number of debt claims in each impaired debt class voting on the Prepackaged Plan. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Prepackaged Plan in the boxes provided in Item 4 of the Ballot, and (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Georgeson & Company Inc. _________________________________ (the
"Solicitation Agent") by 5:00 p.m., New York City Time on or before _______________, 1998 (the "Expiration Date"). If a Ballot is received after the Expiration Date, it will not be counted. THE METHOD OF DELIVERY OF BALLOTS TO BE SENT TO THE SOLICITATION AGENT IS AT THE ELECTION AND RISK OF EACH HOLDER OF A CLAIM. Except as otherwise provided herein, such delivery will be deemed made only when the original executed Ballot is actually received by the Solicitation Agent. Instead of effecting delivery by mail, it is recommended, though not required, that such holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. DELIVERY OF A BALLOT BY FACSIMILE, E-MAIL OR ANY OTHER ELECTRONIC MEANS WILL NOT BE ACCEPTED. NO BALLOT SHOULD BE SENT TO THE COMPANY, ANY INDENTURE TRUSTEE, OR THE COMPANY'S FINANCIAL OR LEGAL ADVISORS.

4. If multiple Ballots are received from an individual holder of Claims with respect to the same Claims prior to the Expiration Date, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Prepackaged Plan and to determine the alleged amount of a beneficial holder's claim. Accordingly, at this time, creditors should not surrender certificates or instruments
                            ---
representing or evidencing their Claims, and neither the Company nor the Solicitation Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your notes or other evidence of your claims for exchange pursuant to the Prepackaged Plan may only be made by you, and will only be accepted if certificates or instruments representing your Claims (in proper form for transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Prepackaged Plan or as notified following confirmation of the Prepackaged Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims or Equity Interests in more than one class under the Prepackaged Plan, you may receive more than one Ballot coded for each different Class. Each Ballot votes only your claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Solicitation Agent by no later than 5:00 p.m., New York City Time, on or before the Expiration Date. If you believe you have received the wrong Ballot, please contact the Solicitation Agent or your broker or bank immediately.

                       PLEASE MAIL YOUR BALLOT PROMPTLY!
                       ---------------------------------

                IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT
                           OR THE VOTING PROCEDURES,
             PLEASE CALL THE SOLICITATION AGENT AT 1-800-223-2064.

                         UNITED STATES BANKRUPTCY COURT
                       FOR THE DISTRICT OF _____________

IN RE:                             )       CHAPTER 11
                                   )
ZENITH ELECTRONICS CORPORATION     )       CASE NO. 98 - ____ (___)
                                   )
          DEBTOR.                  )

               BALLOT FOR ACCEPTING OR REJECTING THE PREPACKAGED
              PLAN OF REORGANIZATION DATED ____________, 1998 OF
                        ZENITH ELECTRONICS CORPORATION

                             CLASS 7 - LGE CLAIMS

                      PLEASE READ AND FOLLOW THE ENCLOSED
          VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BALLOT.

              PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
             YOUR ACCEPTANCE OR REJECTION OF THE PREPACKAGED PLAN.


--------------------------------------------------------------------------------
 . THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO
  GEORGESON & COMPANY INC. ____________________ (THE "SOLICITATION AGENT").
  THIS BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT BY 5:00 P.M., NEW YORK CITY TIME, ______________, 1998 (THE "EXPIRATION DATE"), UNLESS THE COMPANY, IN ITS SOLE DISCRETION, EXTENDS OR WAIVES THE PERIOD DURING WHICH BALLOTS WILL BE ACCEPTED BY THE COMPANY, IN WHICH CASE THE TERM "EXPIRATION DATE" FOR SUCH SOLICITATION SHALL MEAN THE LAST TIME AND DATE TO WHICH SUCH SOLICITATION IS EXTENDED.
--------------------------------------------------------------------------------

     All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Prepackaged Plan of Reorganization dated _____________, 1998 of Zenith Electronics Corporation (the "Prepackaged Plan").

ITEM 1.   AMOUNT AND TYPE OF CLAIM.

          The undersigned is the beneficial holder of the Company holding a Class 7 Claim in the aggregate outstanding amount of $___________.

ITEM 2.   CERTIFICATIONS.

     By signing this Ballot, the undersigned certifies:

          (i) to the Bankruptcy Court and the Company that either (a) such person or entity is the beneficial interest holder of the Claims or securities being voted or (b) such person or entity is an authorized signatory for someone or some entity that or which is a beneficial interest holder of the Claims or securities being voted;

          (ii) to the Bankruptcy Court and the Company that such person or entity (or in the case of an authorized signatory, the beneficial interest holder) has received a copy of the Disclosure Statement and Solicitation Materials and will acknowledge that the Solicitation is being made pursuant to the terms and conditions set forth therein;

          (iii) to the Bankruptcy Court and the Company that either (a) such person or entity has not submitted any other Ballots for such Class of Claims, as the case may be, held in other accounts or other registered names or (b) such person or entity has disclosed on each Ballot completed by such person or entity the existence of Claims in the same Class held in other accounts or other registered names, and the submission of other Ballots for such Claims;

          (iv) to the Bankruptcy Court and the Company that such person or entity has cast the same vote on every Ballot completed by such person or entity with respect to holdings in a single Class of Claims;

          (v) that no other Ballots with respect to the amount of the Claims identified in Item 1 have been cast or, if any other Ballots have been cast with respect to such Claims, such earlier Ballots are hereby revoked; and

          (vi) that such person or entity (or in the case of an authorized signatory, the beneficial interest holder) be treated as the record holder of such Claims for purposes of voting on the Prepackaged Plan.

ITEM 3.   CLASS 7 VOTE.

          The holder of the Class 7 Claim set forth in Item 1, votes (please check one):

          [ ] To ACCEPT the Prepackaged Plan  [ ] To REJECT the Prepackaged Plan

           THE BOARD OF DIRECTORS OF ZENITH ELECTRONICS CORPORATION
                RECOMMENDS THAT YOU ACCEPT THE PREPACKAGED PLAN
        BY CHECKING THE "TO ACCEPT THE PREPACKAGED PLAN" BOX IN ITEM 3.



Dated:____________
                         Name of Voter:________________________________________
                              (Print or Type)

                         Social Security or Tax I.D. No._______________________


                         Signature:_____________________________________________


                         By:____________________________________________________
                         (If Appropriate)


                         Title:_________________________________________________
                         (If Appropriate)


                         Street Address:________________________________________


                         City, State and Zip Code:______________________________

                              VOTING INSTRUCTIONS

                        PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY

                       YOUR BALLOT MUST BE RECEIVED BY:

          BALLOT TABULATION CENTER - ZENITH ELECTRONICS CORPORATION:
                           GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                              NEW YORK, NY 10005
                              ATTN.: TABULATIONS

                     BY 5:00 P.M. NEW YORK CITY TIME ON OR
          BEFORE ____________, 1998, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meaning ascribed to them in the Prepackaged Plan of Reorganization dated ___________, 1998 of Zenith Electronics Corporation (the "Prepackaged Plan").

2. The Prepackaged Plan can be confirmed by the Bankruptcy Court, and therefore made binding on you, if it is accepted by the holders of two-thirds in amount and more than one-half in number of debt claims in each impaired debt class voting on the Prepackaged Plan. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Prepackaged Plan in the boxes provided in Item 3 of the Ballot, and (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Georgeson & Company Inc. _______________________________________
(the "Solicitation Agent") by 5:00 p.m., New York City Time on or before _______________, 1998 (the "Expiration Date"). If a Ballot is received after the Expiration Date, it will not be counted. THE METHOD OF DELIVERY OF BALLOTS TO BE SENT TO THE SOLICITATION AGENT IS AT THE ELECTION AND RISK OF EACH HOLDER OF A CLAIM. Except as otherwise provided herein, such delivery will be deemed made only when the original executed Ballot is actually received by the Solicitation Agent. Instead of effecting delivery by mail, it is recommended, though not required, that such holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. DELIVERY OF A BALLOT BY FACSIMILE, E-MAIL OR ANY OTHER ELECTRONIC MEANS WILL NOT BE ACCEPTED. NO BALLOT SHOULD BE SENT TO THE COMPANY, ANY INDENTURE TRUSTEE, OR THE COMPANY'S FINANCIAL OR LEGAL ADVISORS.

4. If multiple Ballots are received from an individual holder of Claims with respect to the same Claims prior to the Expiration Date, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Prepackaged Plan and to determine the alleged amount of a beneficial holder's claim. Accordingly, at this time, creditors should not surrender certificates or instruments
                            ---
representing or evidencing their Claims, and neither the Company nor the Solicitation Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your notes or other evidence of your claims for exchange pursuant to the Prepackaged Plan may only be made by you, and will only be accepted if certificates or instruments representing your Claims (in proper form for transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Prepackaged Plan or as notified following confirmation of the Prepackaged Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims or Equity Interests in more than one class under the Prepackaged Plan, you may receive more than one Ballot coded for each different Class. Each Ballot votes only your claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Solicitation Agent by no later than 5:00 p.m., New York City Time, on or before the Expiration Date. If you believe you have received the wrong Ballot, please contact the Solicitation Agent or your broker or bank immediately.

                       PLEASE MAIL YOUR BALLOT PROMPTLY!
                       ---------------------------------

                IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT
                           OR THE VOTING PROCEDURES,
             PLEASE CALL THE SOLICITATION AGENT AT 1-800-223-2064.

                                      -3-